ZTIF SA-1 04/11

SUPPLEMENT DATED APRIL 1, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

TEMPLETON INSTITUTIONAL FUNDS

(Emerging Markets Series, Foreign Equity Series, Foreign Smaller Companies Series and
Global Equity Series)

Effective May 1, 2011, the Statement of Additional Information for the Emerging Markets Series is amended as follows:

The management fee breakpoint schedule under the “Management and Other Services – Management Fees" section beginning on page 29 is revised as follows:

Management fees  The Fund agrees to pay to the Manager a monthly fee in dollars, at the annual rate of the Fund’s daily net assets, as listed below, payable at the end of each calendar month:

•    1.10% up to and including $1 billion;

•    1.05% over $1 billion, up to and including $5 billion;

•    1.00% over $5 billion, up to and including $10 billion;

•    0.95% over $10 billion, up to and including $15 billion;

•    0.90% over $15 billion, up to and including $20 billion; and

•    0.85% over $20 billion.

Please keep this supplement for future reference.